                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            COMPUWARE CORPORATION
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              (Name of Registrant as Specified in Its Charter)



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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

COMPUWARE CORPORATION
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Corporate Headquarters
31440 NORTHWESTERN HIGHWAY, FARMINGTON HILLS, MICHIGAN 48334-2564
(810) 737-7300                                                    Compuware Logo

                                                                   March 6, 1997

Dear Compuware Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Compuware Corporation to be held at 3:00 p.m., Eastern Standard Time on Thursday, April 3, 1997. The meeting will be held at Compuware's corporate offices, 31440 Northwestern Highway, Farmington Hills, Michigan.

     The following pages contain the formal Notice of the Special Meeting and the Proxy Statement. You may wish to review this material for information concerning the business to be conducted at the meeting.

     If your shares are currently held in the name of your broker, bank or other nominee and you wish to attend the meeting, you should obtain a letter from your broker, bank or other nominee indicating that you are the beneficial owner of a stated number of shares of stock as of the March 3, 1997 record date. This will help facilitate registration at the meeting.

     Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your proxy card as soon as possible. This will ensure representation of your shares in the event you are unable to attend the meeting. You may, of course, revoke your proxy and vote in person at the meeting if you so desire.

                                          Sincerely,

                                          Peter Karmanos, Jr.

                                          Peter Karmanos, Jr.
                                          Chairman & Chief Executive Officer

                             COMPUWARE CORPORATION
                           31440 NORTHWESTERN HIGHWAY
                     FARMINGTON HILLS, MICHIGAN 48334-2564

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

     Please take notice that a Special Meeting of Shareholders of Compuware Corporation (the "Company") will be held at the Company's corporate offices at 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564 on Thursday, April 3, 1997 at 3:00 p.m., Eastern Standard Time, to consider and act upon the following matters:


     (1) The amendment of the Company's Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock, $0.01 par value, from 80,000,000 shares to 200,000,000 shares.


     (2) Such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 3, 1997 will be entitled to vote at the meeting.

     Your attention is called to the attached Proxy Statement and the accompanying proxy card. You are requested to sign and return the proxy card in the enclosed envelope. If you attend the meeting, you may withdraw your proxy and vote your shares.

                                          By Order of the Board of Directors,

                                          Thomas Costello, Jr.
                                          Thomas Costello, Jr.
                                          Secretary

Farmington Hills, Michigan
March 6, 1997

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                             COMPUWARE CORPORATION

                                  INTRODUCTION

     This Proxy Statement and the accompanying proxy card are first being mailed on or about March 6, 1997, to shareholders of record on March 3, 1997 of Compuware Corporation ("Compuware" or the "Company") in connection with the solicitation by the Company's Board of Directors of proxies from holders of Compuware Common Stock, $.01 par value per share ("Common Stock"), for use at the Special Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on Thursday, April 3, 1997, at Compuware Corporation, 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564, and at any adjournment or adjournments thereof.

     We urge you to sign, date and mail your proxy card promptly to make certain that your shares will be voted at the meeting.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted by filing with the Secretary of Compuware a written notice of revocation bearing a date later than the proxy, by duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Compuware, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself operate to revoke a proxy. Any written notice of revocation should be sent to: Secretary, Compuware Corporation, 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564.

     The principal executive offices of Compuware are located at 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564, and the telephone number is (810) 737-7300.

                              GENERAL INFORMATION

     The expense of soliciting proxies, including the cost of preparing, printing and mailing the Notice of the Special Meeting of Shareholders, the Proxy Statement and the accompanying proxy card, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph, by directors, officers and regular employees of the Company, without special compensation therefor. The Company has also retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the solicitation of proxies, for an approximate cost of $4,500, plus reasonable expenses. Brokers and other persons holding stock in their names, or in the names of nominees, will be requested to forward proxy material to the beneficial owners of the stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.


     Holders of shares of Common Stock of record at the close of business on March 3, 1997 are entitled to notice of, and to vote at the Special Meeting of Shareholders. There are outstanding on March 3, 1997, 42,909,370 shares of Common Stock, the only class of stock outstanding. Each share is entitled to one vote. The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock, or 21,454,686 shares, is necessary to constitute a quorum for the transaction of business at the meeting or at any adjournment thereof.


     All proxies signed and returned to the Company will be voted, if not otherwise specified thereon, for approval of the proposal to amend the Company's Restated Articles of Incorporation described herein.

     Management of the Company knows of no other matters to come before the Special Meeting. If any other matters requiring a shareholder vote properly come before the meeting, the persons appointed proxy on the enclosed proxy card will vote with respect to such matters in accordance with his best judgment.

                PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK


     Article III(1) of the Company's Restated Articles of Incorporation presently provides for an authorized capitalization of the Company of 80,000,000 shares of Common Stock, $0.01 par value per share, and 5,000,000 shares of Class A Preferred Stock, no par value. As of March 3, 1997, none of the shares of Class A Preferred Stock were issued and outstanding, and 42,909,370 shares of Common Stock were issued and outstanding with a total of 2,246,389 additional shares of Common Stock reserved for issuance upon exercise of stock options granted and available for grant under the Company's stock option plans or upon purchase under the Company's employee stock purchase plan.



     The Board of Directors of the Company has proposed an amendment to Article III(1) of the Company's Restated Articles of Incorporation to increase, from 80,000,000 to 200,000,000 the number of authorized shares of Common Stock. A copy of Article III(1) showing the proposed amendment is set forth in Exhibit A.



     If the proposal is approved by the shareholders of the Company, the additional 120,000,000 shares of Common Stock so authorized will be available for issuance by the Board of Directors of the Company for stock splits or stock dividends, acquisitions, raising additional capital, stock options or other corporate purposes. On January 21, 1997, the Board of Directors of the Company approved a two-for-one stock split, to be affected by means of a 100% stock dividend, to be payable on April 14, 1997 to holders of record of the Company's Common Stock as of April 4, 1997, subject to the approval of this proposal by the Company's shareholders.


     The Company does not anticipate that it would seek authorization from the shareholders for issuance of any other additional shares in the future unless required by applicable law or regulation. Any additional shares, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding. There are no preemptive rights available to shareholders in connection with the issuance of any such shares.

     One of the effects of the amendment, if adopted, may be to enable the Board to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board would, unless prohibited by applicable law, have additional shares of Common Stock available to effect transactions (including private placements) in which the number of the Company's outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which shareholders might view as desirable. In addition, since the Company's shareholders have no preemptive rights to purchase additional shares of Common Stock issued, the issuance of such shares could dilute the interests of current shareholders of the Company.

     The approval of this proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders, as of the record date, of the majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will not be deemed affirmative votes, and will have the same effect as a negative vote on the proposal. Such votes, however, will be counted in determining whether a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO ARTICLE III(1) OF THE COMPANY'S ARTICLES OF INCORPORATION.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows as of March 3, 1997 the beneficial ownership of Compuware Common Stock by each person known by Compuware Corporation to own 5% or more of Compuware Corporation Common Stock, by each director, by each executive officer, and by all directors and executive officers as a group.


                                                               BENEFICIAL            PERCENT
                            NAME                              OWNERSHIP(1)           OF CLASS
                            ----                              ------------           --------
Ralph A. Caponigro..........................................     114,743(2)               *%
Thomas Costello, Jr.........................................      18,630(3)               *
Stephen H. Fagan............................................     280,492(4)               *
Henry A. Jallos.............................................     114,103(5)               *
Peter Karmanos, Jr..........................................   6,661,115(6)            15.1
Denise A. Knobblock.........................................       5,763(7)               *
Shiela Dietz McKinnon.......................................       2,033(8)               *
Joseph A. Nathan............................................     310,581(9)               *
W. James Prowse.............................................     587,230(10)            1.4
John N. Shevillo............................................     116,739(11)              *
Eliot Stark.................................................      10,000(12)              *
Thomas Thewes...............................................   1,849,225(13)            4.3
Bernard M. Goldsmith........................................      31,250(14)              *
William O. Grabe............................................       6,250(15)              *
William Halling.............................................         500(16)              *
G. Scott Romney.............................................       6,600(17)              *
Lowell Weicker..............................................         100(18)              *
By all executive officers and directors as a group (17
  persons)..................................................   7,368,318               16.5
Massachusetts Financial Services............................   3,224,000(19)            7.5
AIM Management Group........................................   2,780,000(20)            6.5
Wisconsin Investment Board..................................   2,600,000(21)            6.1


-------------------------
  *  Less than one percent.

 (1) Except as otherwise noted, each beneficial owner identified in this table has sole investment power with respect to the shares shown in the table to be owned by the parson or entity.

 (2) Includes (i) 3,185 shares held for Mr. Caponigro through the Company's ESOP; and (ii) 111,558 option shares which are fully vested.


 (3) Includes (i) 9,020 shares held for Mr. Costello through the Company's ESOP;
     (ii) 100 shares held by Mr. Costello's children, (iii) 8,610 option shares which are fully vested, and (iv) 900 option shares vesting within 60 days.


 (4) Includes (i) 67 shares held for Mr. Fagan through the Company's ESOP; and
     (ii) 280,425 option shares which are fully vested.

 (5) Includes (i) 4,153 shares held for Mr. Jallos through the Company's ESOP; and (ii) 109,950 option shares which are fully vested.


 (6) Includes (i) 473,294 shares held by Mr. Karmanos's trust; (ii) 5,494,421 shares Mr. Karmanos is entitled to vote pursuant to shareholder agreements with certain shareholders; (iii) 47,200 shares held for Mr. Karmanos through the Company's ESOP; and (iv) 646,200 option shares which are fully vested. The shareholder group referenced in (ii) above includes shares beneficially owned by (a) the Karmanos Partnership, Thomas Thewes, the Thewes 1995 Trust, the Beverly Thewes Trust, Michael J. Lobsinger, W. James Prowse, Joseph A. Nathan, Allen B. Cutting Trust, Joan L. Cutting Trust, the Allen B. Cutting Foundation, Long Family Trust, Long Family Charitable Remainder Unitrust, William D. and Kay K. Long Charitable Remainder Unitrust, Harris Trust and Harris Family Charitable Remainder Unitrust (under a shareholder agreement, dated November 5, 1992, as amended) and (b) General

     Atlantic Partners II, L.P., General Atlantic Partners, LLC, and GAP-Amsterdam Partners, L.P. (under a shareholder agreement, dated October 22, 1992).


 (7) Includes (i) 56 shares owned directly by Ms. Knobblock; (ii) 3,306 shares held for Ms. Knobblock through the Company's ESOP; (iii) 1,838 option shares which are fully vested; and (iv) 563 option shares vesting within 60 days.



 (8) Includes (i) 283 shares held for Ms. McKinnon through the Company's ESOP;
     (ii) 1,350 option shares which are fully vested; and (iii) 400 option shares vesting within 60 days.



 (9) Includes (i) 2,500 shares owned directly by Mr. Nathan; (ii) 22,881 shares held for Mr. Nathan through the Company's ESOP; and (iii) 285,200 option shares which are fully vested.


(10) Includes (i) 237,000 shares held by Mr. Prowse's trust; (ii) 34,030 shares held for Mr. Prowse through the Company's ESOP; and (iii) 316,200 option shares which are fully vested.

(11) Includes (i) 23,900 shares held by Mr. Shevillo; (ii) 9,739 shares held for Mr. Shevillo through the Company's ESOP; (iii) 83,100 option shares which are fully vested.

(12) Includes 10,000 option shares which are fully vested.

(13) Includes (i) 1,818,440 shares held by Mr. Thewes's trusts; (ii) 29,535 shares held for Mr. Thewes through the Company's ESOP; and (iii) 1,250 option shares vesting within sixty days.

(14) Includes (i) 10,000 shares owned directly by Mr. Goldsmith; (ii) 20,000 option shares which are fully vested; and (iii) 1,250 option shares vesting within sixty days.

(15) Includes (i) 5,000 option shares which are fully vested; and (ii) 1,250 option shares vesting within sixty days.

(16) Includes 500 shares held by Mr. Halling.

(17) Includes (i) 100 shares owned directly by Mr. Romney; (ii) 250 shares owned by Mr. Romney's wife; (iii) 5,000 option shares which are fully vested; and
     (iv) 1,250 option shares vesting within sixty days.

(18) Includes 100 shares held by Mr. Weicker.

(19) The address for Massachusetts Financial Services is 500 Boylston Street, Boston, Massachusetts 02116.

(20) The address for AIM Management Group is 11 East Greenway Plaza, Houston, Texas 77046-1104.

(21) The address for Wisconsin Investment Board is P.O. Box 7842 Madison, Wisconsin 53707.

                             SHAREHOLDER PROPOSALS

     Shareholders may submit proposals to be considered for shareholder action at the 1998 Annual Meeting if they do so in accordance with the appropriate regulations of the Securities and Exchange Commission. Any such proposals must be submitted to the Company's Secretary no later than March 31, 1997.

                                                                       EXHIBIT A

                          AMENDMENT TO ARTICLE III(1)
                        OF THE ARTICLES OF INCORPORATION
                            OF COMPUWARE CORPORATION

     1. The total authorized capital stock is:


     Common Shares: 200,000,000 shares, Common Stock, $0.01 Par Value Preferred
     Shares: 5,000,000 shares, Class A Preferred Stock, No Par Value



[X]PLEASE MARK VOTE
   AS IN THIS EXAMPLE

                                                For    Against    Abstain
Amend Company's Restated                        [ ]      [ ]        [ ]
Articles of Incorporation to
increase the number of
authorized shares of the
Company's Common Stock $0.01
par value, from 80,000,000
shares to 200,000,000 shares

RECORD DATE SHARES:



Please be sure to sign and date this Proxy.      Date                     Mark box at right if comments or                [  ]
                                                                          address change have been noted on the
                                                                          reverse side of this card.

________Shareholder sign here___________Co-owner sign here________


DETACH CARD                                                          DETACH CARD



                             COMPUWARE CORPORATION


Dear Shareholder:

The enclosed proxy card relates to the April 3, 1997 Special Meeting of Shareholders of Compuware Corporation. Also enclosed is a Notice of Meeting and a Proxy Statement.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on April 3, 1997.

Thank you in advance for your prompt consideration of this matter.

Sincerely,


Compuware Corporation

                             COMPUWARE CORPORATION

The undersigned hereby appoints as Proxies, Thomas Costello, Jr. or W. James Prowse, with Power of Substitution, to vote the shares of Common Stock which the undersigned is entitled to vote at the Special Meeting of Shareholders of Compuware Corporation, to be held on April 3, 1997 and at any adjournment(s) thereof.

The Proxy will vote your shares in accordance with your directions on this card. If you do not indicate your choices on this card, the Proxy will vote your shares FOR the proposal.

Comments/Address Change:

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